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                                  EXHIBIT (21)

                         SUBSIDIARIES OF THE REGISTRANT

                                JURISDICTION IN
SUBSIDIARY                     WHICH INCORPORATED
----------                     ------------------
AmerSig Graphics, Inc.........      Delaware
  AmerSig Southwest, Inc......      Delaware
  AS Mid-America, Inc.........      Delaware
  AS Memphis, Inc.............      Delaware
  AmerSig Southeast, Inc......      Delaware
  AmerSig Technology, Inc.....      Delaware
  AS ASTEC, Inc...............      Delaware
CHB Holdings, Inc.............      Delaware
First Cove Investors, Inc.....      Delaware
F.O. Building Corp............      Delaware
GlobaLease, Inc...............      Delaware
Heller-ABB1, Inc..............      Delaware
Heller Affordable Housing,
 Inc..........................      Delaware
Heller Air I, Inc.............      Delaware
Heller Air IV, Ltd............      Bermuda
Heller Capital Markets Group,
 Inc..........................      Delaware
Heller Equity Capital
 Corporation..................      Delaware
  Amspec, L.P.................      Delaware
  Crown Holding Company.......      Delaware
    Crown Textile Company.....      Delaware
  Kroy Holding Company........      Delaware
    Kroy, Inc.................      Delaware
  Security Guard Holdings,
   Inc........................      Delaware
    Employers Security
     Company, Inc.............      Delaware
  Heller Investments, Inc.....      Delaware
  H.E. Two Corporation........      Delaware
    H.E. One Corporation......      Delaware
Heller Financial Leasing,
 Inc..........................      Delaware
  NCM, L.P....................      Delaware
    Carlos Murphy's, Inc......      Delaware
Heller First Capital Corp.....      Delaware
Heller International Group,
 Inc..........................      Delaware
  Heller International
   Holdings, Inc..............      Delaware
    HIG Asia Pacific
     Management Pte Ltd.......     Singapore
    Heller Asia Capital.......     Singapore
    Heller De Chile, S.A......       Chile
    Heller do Brasil-
     Participacoes S/C, Ltda..       Brazil
    Heller Europe Limited.....   United Kingdom
    Heller Financial Services
     Limited..................     Australia
      S.H. Lock Acceptances
       Limited................     Australia
      Heller Equipment
       Finance, Limited.......     Australia
      Heller Commercial
       Services Pty. Limited..     Australia
      Heller Financial
       Services Superannuation
       Pty. Limited...........     Australia
      Heller Research Pty.
       Limited................     Australia
    Heller Holding France,
     S.A......................       France
    Heller Thai Holding
     Company Limited..........      Thailand
    Heller SGPS, Lda..........      Portugal

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
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                                                               JURISDICTION IN
SUBSIDIARY                                                    WHICH INCORPORATED
----------                                                    ------------------
Heller Latin America Holdings, Inc...........................      Delaware
  Aurum-Heller Factoraje, S.A. de C.V........................       Mexico
  Aurum-Heller Operacion, S.A. de C.V........................       Mexico
Heller NFP, Inc..............................................      Delaware
Heller North America Holdings, Inc...........................      Delaware
Heller Premium Finance, Inc..................................      Delaware
Heller Premium Finance of California, Inc....................      Delaware
Heller Real Estate Holdings, Inc.............................      Delaware
Heller Small Business Lending Corp...........................      Delaware
Heller Trade Receivables Holding, Inc........................      Delaware
National Acceptance Company of America.......................      Delaware
NCMR, Inc....................................................      Delaware
  Famous Restaurants, Inc....................................      Delaware
NFMR, Inc....................................................      Delaware
Realty Holdings Co., Inc.....................................      Delaware
  Electronic Realty Associates, Inc..........................      Delaware

  The names of all other subsidiaries of the Company are omitted because such unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

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